Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Priority Healthcare Corporation (the “Company”) on Form 10-Q for the period ending September 28, 2002, as filed with the Securities and Exchange Commission on October 31, 2002 (the “Report”), I, Stephen M. Saft, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ STEPHEN M. SAFT
Stephen M. Saft Chief Financial Officer and Treasurer

October 31, 2002

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